EXHIBIT 10.2



                          FIRST AMENDMENT TO LEASE


DATE:                         March 1, 2003

LANDLORD:                     PAN AM EQUITIES, INC.
                              As agent for PAMELA EQUITIES CORP.

ADDRESS OF LANDLORD:          3 New York Plaza
                              New York, New York 10004

TENANT:                       BION ENVIRONMENTAL TECHNOLOGIES, INC.

ADDRESS OF TENANT:            18 East 50th Street, Tenth Floor
                              New York, New York 10023

LEASE DATE:                   August 8, 2000

NEW COMMENCEMENT DATE:        January 1, 2003

DATE OF PRIOR
 AMENDMENTS OR AGREEMENT:     NONE

BUILDING:                     18 East 50th Street
                              New York, New York 10023

CURRENT PREMISES:             Tenth Floor

SECURITY DEPOSIT
OR LETTER OF CREDIT:          $120,561.00


EXPIRATION DATE:              December 31, 2010

NEW EXPIRATION DATE:          December 31, 2003















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                                RECITALS

     WHEREAS, Landlord and Tenant entered into a lease agreement dated August 8, 2000 (the "Original Lease") wherein Tenant leased premises known as the Tenth (10th) floor of the Building ("Original Premises");

     WHEREAS, the parties have agreed to shorten the term of the Lease; and

     WHEREAS, the parties have agreed to further modify the terms of the Original Lease.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is hereby agreed as follows:

     1. The Lease. For the purposes of this First Lease Amendment, the term "Lease" shall be defined as the Original Lease. Unless defined herein the capitalized word shall have the meaning ascribed to them in the lease.

     2. Arrearages. As of February 24, 2003, Tenant acknowledges it is currently in arrears for the sum of $48,533.92 ("Arrearages"). Said Arrearages are due and owing to the Landlord and must be paid immediately.

     3. Drawdown of Letter of Credit. Immediately upon the execution of this Amendment by Tenant, Landlord shall draw down on the Letter of Credit and the full amount of $120,561.00 shall be released to Landlord. As necessary, Tenant shall cooperate with Landlord to facilitate the release of the Letter of Credit.

          Landlord shall utilize the Letter of Credit to pay the Arrearages. Once the Arrearages have been satisfied, there shall remain the sum of $72,027.08 ("Remaining Sum"). Landlord shall utilize the Remaining Sum to pay Rent due under the Lease. Once the Remaining Sum has been utilized, then the Tenant shall continue to pay the Rent due under the Lease.

     4. New Expiration Date. The parties agree that the Lease shall now terminate on December 31, 2003 ("New Expiration Date"). Tenant shall now vacate on the New Expiration Date in accordance with the Lease.

     5. Personal Guaranty. To ensure performance by Tenant as to its obligations under the Lease, as amended herein, David Mitchell and Salvatore Zizza shall enter into the form of personal guaranty attached hereto as Exhibit "A".

     6. Successor-in-Interest. The First Amendment of the Lease shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns.


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     7.   No Broker.  Landlord and Tenant represent and warrant to each other that no broker brought about this transaction and Landlord and Tenant agree to indemnify and hold each other harmless from any and all claims of any broker arising out of or in connection with the negotiations of or the entering into of this First Amendment of Lease by the parties hereto. If such claim arises out of a breach of the foregoing warranty to that end Landlord or Tenant shall indemnify the other party for all loss, costs or damage including reasonable attorney's fees arising therefrom. These representations and warranties shall survive the termination of the Original Lease and this First Amendment.

     8. Ratification of Original Lease. Except as expressly modified and amended by this First Amendment of Lease, all of the terms, provisions and conditions of the Original Lease are hereby ratified and confirmed by Landlord and Tenant. Tenant hereby releases and discharges Landlord from any and all claims or liability now arising out of the Lease prior to the date hereof, including, but in no way limited to, any and all changes as billed by Landlord to Tenant pursuant to the terms of the Original Lease. In the event of a conflict between the terms of the Original Lease and the terms of the First Amendment, then the terms of this First Amendment shall control.


ATTEST:                                LANDLORD:
                                       PAN AM EQUITIES, INC.
                                       As agent for PAMELA EQUITIES CORP.


By:______________________               By: /s/
Name:____________________               Name:_______________________
Title:___________________               Title:______________________


ATTEST:                                 TENANT:
                                        BION ENVIRONMENTAL TECHNOLOGIES, INC.


By:______________________               By:/s/ David Mitchell
Name:____________________               Name:_______________________
Title:___________________               Title:  CEO











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                         E X H I B I T "A"

                        PERSONAL GUARANTY

     FOR VALUE RECEIVED, and as an essential inducement to cause PAN AM EQUITIES, INC., as agent for PAMELA EQUITIES CORP., as landlord ("Landlord"), to enter into that certain agreement of lease (the "Lease") dated August 8, 2000 and amended by a First Amendment being executed simultaneously, between Landlord and BION ENVIRONMENTAL TECHNOLOGIES, INC., as tenant ("Tenant") for certain premises in the building owned by Landlord known as 18 East 50th Street, New York, New York 10022 as more particularly described therein (the "Premises"), the undersigned, DAVID MITCHELL AND SALVATORE ZIZZA (collectively, the "Undersigned") all having an office at 18 East 50th Street, New York, New York 10022 hereby agree as follows:

     1. Effective after a default and termination of the Lease, the undersigned hereby unconditionally guarantees to Landlord: (a) the full and timely payment of rent and additional rent under the Lease; and (b) the payment by Tenant of any legal fees expended by Landlord in obtaining possession of the Premises after a default by Tenant under the Lease and termination of the Lease or in enforcing the provisions of this Guaranty. The Undersigned hereby waives notice of acceptance of this Guaranty, notice of any action taken or omitted in reliance herein, notice of default, notice of non-payment, notice of non-performance, notice of non-observance, presentment, protest or other proof or notice or demand, or promptness in making any claim or demand hereunder, whereby to charge the Undersigned. The Undersigned hereby expressly agrees that the validity of this Guaranty shall in no way be terminated, affected or impaired by reason of the assertion of, or failure to assert, against Tenant or any other person any of the rights or remedies reserved pursuant to the provisions of the Lease.

     2.  INTENTIONALLY OMITTED.

     3. The Undersigned agrees that the Landlord shall have the right, in Landlord's discretion, to proceed against the Undersigned, or any of them upon any default of Tenant in the performance of Tenant's obligations to pay rent and additional rent in accordance with the provisions of the Lease, without first instituting action or proceeding against Tenant, or Landlord may also take all available action for redress against Tenant alone or jointly by reasons of any such default, against both Tenant and the Undersigned, or any of them

     4. The undersigned further agrees that if it shall be necessary to institute action against the Undersigned in order to enforce this Guaranty, the Undersigned shall pay to Landlord the reasonable fees and expenses of Landlord's attorneys in connection with the enforcement of this Guaranty.

     5. In any action of proceeding brought hereunder against the Undersigned, the Supreme Court of the State of New York for the County of New York, or in case of diversity of citizenship, the United States District Court for the Southern District of New York shall have jurisdiction.

     6. The provisions of this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if payment or any part hereof, or any of the obligations guaranteed hereunder up to the date of surrender is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Tenant, whether by order of any court, by any settlement approved by any court, or otherwise, all as though such payment had not been made.

     7. To the extent permitted by law, the Undersigned hereby, waives trial by jury of any and all issues arising in any action or proceeding between the parties upon, under, or connected with this Limited Guaranty, or any of its provisions, or the breach thereof, directly or indirectly, or any and all negotiations in connection therewith.

     8. In case of any agreement between Landlord and Tenant extending the time of performance or modifying or waiving of any of the terms, provisions or conditions of the Lease, or in case of any failure of Landlord to enforce any of the terms or provision of the Lease, the Undersigned nevertheless shall continue to be jointly and severally liable under this Guaranty according to the tenor hereof and no extension, modification, waiver or failure to enforce Landlord's rights under the Lease shall impair the obligations of the Undersigned herein to Landlord, and this obligation shall be and shall remain in full force and effect, the Undersigned expressly waiving any notice of such extension, modification, waiver or failure to enforce the Lease.

     9. Any payments required to be made by the Undersigned hereunder shall become due on demand in accordance with the terms hereof immediately upon the happening of a default by Tenant under the Lease and the expiration of the time period for curing same as provided under the Lease and termination thereof, if any, and the Undersigned expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors, except the right to cure promptly.

     l0. The validity of this Guaranty and the obligations of the Undersigned hereunder shall in no way be terminated, affected or impaired by reason of any action which Landlord may take or fail to take against Tenant or by reason of any failure to enforce any of the rights or remedies reserved to Landlord in the Lease, or otherwise. No delay on Landlord's part in exercising any right, power or privilege under the Lease, this Guaranty, or any other document which may be executed by the Undersigned, shall operate as a waiver of any such right, power or privilege.

     11. This Guaranty shall remain in full force and effect, notwithstanding the institution by or against Tenant or the Undersigned, of bankruptcy, reorganization, readjust, receivership or insolvency proceedings of any nature or disaffirmance of the Lease in any such proceedings, or otherwise.

     12. This Guaranty shall continue and remain in full force and effect and be binding upon the Undersigned and Landlord as to any modifications or extensions of the Lease; but not as to permitted assignments provided assignee's principals execute a Guaranty in substantially identical form to this Guaranty; but shall be so binding as to any permitted sale or sales of the stock of Tenant, or of partnership or joint venture interest in Tenant, as the case may be, and also after any termination of the Lease for any cause whatsoever.

     13. This Guaranty shall be binding upon and inure to the benefit of Landlord and its respective heirs, executors, administrators, legal representatives, successors and assigns, and shall be binding upon each of the Undersigned and its respective heirs, executors, administrator, legal representatives and assigns.

     14. Guarantor acknowledges that this Guaranty is an absolute and unconditional guaranty of payment and not merely of collection.

     IN WITNESS WHEREOF, the Undersigned has executed this Guaranty this 3 day of March 2003.


                              /s/ David Mitchell
                              --------------------------
                              Guarantor


                              ###-##-####
                              --------------------------
                              Social Security Number


                              Address:

                              18 East 50th Street
                              New York, New York 10023

     14. Guarantor acknowledges that this Guaranty is an absolute and unconditional guaranty of payment and not merely of collection.

     IN WITNESS WHEREOF, the Undersigned has executed this Guaranty this 3 day of March 2003.


                              /s/ Salvatore Zizza
                              --------------------------
                              Guarantor


                              ###-##-####
                              --------------------------
                              Social Security Number


                              Address:

                              18 East 50th Street
                              New York, New York 10023